                                                                   EXHIBIT 99(a)

                               INOVIS GmbH & Co.
                     computergestutze informationssysteme

                              Financial Statements

                               December 31, 1995

                   With Independent Auditor's Report Thereon

                          INDEPENDENT AUDITOR'S REPORT

The Partners
INOVIS GmbH & Co. computergestutzte Informationssysteme

We have audited the accompanying balance sheet of INOVIS GmbH & Co. computergestutzte Informationssyteme as of December 31, 1995 and the related statement of earnings and accumulated deficit, statement of partner's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of INOVIS GmbH & co.
computergestutze Informationssyteme as of December 31, 1995 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

June 11, 1996                        /s/ KPMG Deutsche Treuhand-Gesellschaft AG
                                     ------------------------------------------
Munchen, Germany                       KPMG Deutsche Treuhand-Gesellschaft AG

           INOVIS Gmbh & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                                BALANCE SHEET

                              DECEMBER 31, 1995


                                                                             1995
                                                                          -----------
ASSETS
Current Assets:
   Cash and cash equivalents                                              $     1,638
   Accounts receivable, less allowance for doubtful accounts
     of $9,370                                                                566,279
   Due from partners (note 5)                                                  31,547
   Other current assets (note 4)                                               60,080
   Prepaid expenses                                                             8,934
                                                                          -----------
     Total current assets                                                     668,478
                                                                          -----------
Property and equipment, net (note 2)                                          314,212
Investments in subsidiary and related company (note 3)                         49,650
                                                                          -----------
                                                                          $ 1,032,340
                                                                          ===========


LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
   Short-term borrowings (note 6)                                         $   185,896
   Loan from silent partner (note 7)                                          139,860
   Accounts payable                                                            40,866
   Advance payments received                                                   16,213
   Due to affiliated companies (note 8)                                           227
   Due to partners (note 9)                                                   138,042
   Accrued expenses and other liabilities (note 10)                           308,720
                                                                          -----------
      Total current liabilities                                               829,824
                                                                          -----------

Partners' equity:
   Partners' paid-in capital                                                  308,866
   Retained earnings                                                         (105,611)
   Foreign currency translation adjustment                                       (739)
                                                                          -----------
      Total partners' equity                                                  202,516

Commitments and contingencies (note 11)                                   -----------
                                                                          $ 1,032,340
                                                                          ===========




See accompanying notes to financial statements.

            INOVIS GmbH & CO. COMPUTERGESTUTZE INFORMATIONSSYSTEME

               STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                          YEAR ENDED DECEMBER 31,1995


                                                                      1995
                                                                   ----------
Revenue:
    Services                                                       $2,435,217
    Software                                                          524,306
                                                                   ----------
       Total revenues (note 12)                                     2,959,523
                                                                   ----------
Direct costs:
    Services                                                          907,171
    Software                                                           34,722
                                                                   ----------
        Total direct costs                                            941,893
                                                                   ----------
Gross profit                                                        2,017,630
                                                                   ----------
Operating costs:
    Selling and marketing                                             712,463
    General and administrative                                        587,738
    Product development                                               437,162
    Depreciation and amortization                                     178,358
                                                                   ----------
       Total operating costs                                        1,915,721
                                                                   ----------
       Operating Income                                               101,909
    Interest expense, net                                             (32,651)
                                                                   ----------


       Income before income taxes                                      69,258
Income taxes (note 13)                                                 89,144
                                                                   ----------
      Net loss                                                         19,886
Accumulated deficit, beginning of the year                             84,999
      Profit distribution to unlimited partner                            726
                                                                   ----------
Accumulated deficit, end of year                                   $  105,611
                                                                   ==========


See accompanying notes to financial statements.

           INOVIS GmbH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                        STATEMENT OF PARTNERS' EQUITY



                                                        Partner                           Foreign
                                                     Fixed Capital        Retained        Currency
                                                        Accounts          Earnings       Adjustment       Total
                                                     -------------       ----------      ----------       -------

As at January 1, 1995                                    $308,866          (84,999)           -            223,867
Capital contributions during the year                           -                -            -                  -
Drawings during year                                            -                -            -                  -
Profit distribution to unlimited partner                        -             (726)           -               (726)
Result for year                                                 -          (19,866)         (739)          (20,625)
                                                         --------         --------        ------           -------
As at December 31, 1995                                  $308,866         (105,611)         (730)          202,516
                                                         ========         ========        ======           =======



           INOVIS GmbH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                           STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                    1995
                                                                  ---------
Cash flows from operating activities:
    Net loss                                                      $ (19,886)
    Adjustments to reconcile net loss to net cash used
    by operating activities:
       Depreciation and amortization                                178,358
       Changes in operating assets and liabilities
         Trade receivables, net                                    (205,173)
         Other current assets                                       (20,926)
         Prepaid expenses                                            (3,346)
         Accounts payable                                           (25,265)
         Advance payments received                                   16,100
         Income taxes payable                                       (90,969)
         Decrease in net liabilities to affiliated companies        (17,048)
         Accrued expenses and other liabilities                     127,590
                                                                  ---------
           Net cash used by operating liabilities                   (60,565)
                                                                  ---------
Cash flows from investing activities:
    Capital expenditures                                           (259,330)
                                                                  ---------
           Net cash used by investing activitie                    (259,330)
                                                                  ---------
Cash flows from financing activities:
    Proceeds from net borrowings under line-of-credit agreements     96,455
    Profit distributed to unlimited partner                            (726)
    Decrease of net liabilities to partners                          (3,167)
                                                                  ---------
           Net cash provided by financing activities                 92,562
                                                                  ---------
Effect of exchange rate changes on cash                              16,260
                                                                  ---------
Decrease in cash                                                   (211,073)
Cash, beginning of year                                             212,711
                                                                  ---------
Cash, end of year                                                 $   1,638
                                                                  =========

See accompanying notes to financial statements.

            INOVIS GmbH & CO. COMPUTERGESTUTZE INFORMATIONSSYSTEME

                        Notes to Financial Statements



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND PRESENTATION

INOVIS GmbH & Co. computergestutze Informationssysteme (the "Company"), a partnership, develops, markets and supports software products especially for the communication between business partners (EDI) and provides services for the administration and distribution of business data (Electronic commercial solutions). The business activities are based in Germany.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabiities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Commpany owns a 100% interest in INOVISmedia Gesellschaft fur Informatik mbH which was not consolidated in view of the immaterial assets and liabilities as well as the immaterial revenues and expenses involved.

All amounts are in US-dollars.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with the American institues of Certified Public Accountants' Statement of Position 91-1 as follows:

- - Projects

Revenues derived from services rendered to cutomers are recognized over the service period applying the percentage-of-compleetion method for uncompleted projects at year-end.

- -EDI business

Revenues arising from rendering EDI services are recognized on a contraced monthly basis.

- -Software sales

Revenues derived from the sale of software products are recognized upon shipment to customer.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

                                                                    (Continued)

            INOVIS GmbH & CO. COMPUTERGESTUTZE INFORMATIONSSYSTEME

                        Notes to Financial Statements


PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

                                                                Years
Computer and communication equipment                             3-4
Software                                                          3
Furniture, fixtures and leasehold improvements                   4-8
Automobiles                                                       4


INVESTMENTS IN SUBSIDIARY AND COMPANY RELATED

The Company's 100% investment in INOVISmedia Gesellschaft fur Informatik mbH and its 14% investment in RegioService-Gesellschaft fur regionale
Netzwerkdlenste mbH are accounted for at acquisitions cost which equal the Company's capital contribution.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards, No. 109,"Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year which those temporary differences are expected to be recovered or settled.

FOREIGN CURRENCIES

The functional currency of the Company is the Deutsche mark.

There are no foreign currency transactions. The transactions of the financial statements denominated in Deutsche Mark into US-$ was made in accordance with FAS 52 to facilitate US reporting.


                                                            (Continued)

            INOVIS GMBH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                        Notes to Financial Statements



RELATED PARTIES

The Company has business relations with the following companies which are considered as related parties:

- -    INOVIS Verwaltungs GmbH,
- -    RegloService-Gesellschaft fur regionale Netzwerkdienste mbH.

INOVIS Verwaltungs GmbH, the unlimited liability partner of the Company, holds an interest of 14.4% in the partnership's capital. The Company was charged by INOVIS Verwaltungs GmbH for administration expenses totalling $142,945 in 1995.

RegioService-Gesellschaft fur regionale Netzwerkdienste mbH is a joint venture in which the Company has a 14% stake. The purpose of the joint venture is the implementation and maintenance of an on-line information network for the Karlsruhe, Germany, area. The other joint venture partners are software or research companies and individuals.

2. PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following at December 31, 1995:



Computer and communication equipment                      $1,182,156
Software                                                     403,929
Furniture, fixtures and leasehold improvements               202,745
Automobiles                                                   70,693
                                                          ----------
                                                           1,859,523
less accumulated depreciation and amortization            (1,545,311)
                                                          ----------
                                                          $  314,212
                                                          ==========

3. INVESTMENTS IN SUBSIDIARY AND RELATED COMPANY

Investments consist of the following as at December 31, 1995:



INOVISmedia Gesellschaft fur Informatik mbH
(100%  subsidiary)                                        $   34,965
RegioService - Gesellschaft fur regionale
  Netzwerkdienste mbH (14% owned by the Company)              14,685
                                                          ----------
                                                          $   49,650
                                                          ==========

                                     F-10
                                                            (Continued)

           INOVIS GMBH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                        Notes to Financial Statements


The following table sets forth the condensed balance sheet and statement of operations of INOVISmedia Gesellschaft fur Informatik mbH as of and for the year ended December 31, 1995.



Balance sheet
     Property and equipment                                            $18,289
     Current assets                                                     11,943
                                                                       -------
                                                                       $30,232
                                                                       =======
     Accruals and current liabilities                                  $ 8,825
     Shareholder's equity                                               21,407
                                                                       -------
                                                                       $30,232
                                                                       =======

Statement of operations:
     Revenue                                                           $15,497
     General and administrative                                         16,983
     Depreciation and amortization                                      16,235
                                                                       -------
     Operating loss                                                     17,721
     Interest expense, net                                                 949
     Other income, net                                                   4,696
     Income taxes                                                        1,611
                                                                       -------
     Loss after taxes                                                  $15,585
                                                                       =======



RegioService - Gesellschaft fur regionale Netzwerkdienste mbH was founded in December 1995 and did not have any business activities in 1995.

4. OTHER CURRENT ASSETS

Other current assets consist of:


     Unbilled fees                                                     $38,811
     Supplies                                                           13,949
     Trade tax refund                                                    4,295
     Sundry                                                              3,025
                                                                       -------
                                                                       $60,080
                                                                       =======


                                     F-11
                                                                    (Continued)

            INOVIS GmbH & Co. computergestutzte Informationssysteme

                         Notes to Financial Statements



5.  DUE FROM PARTNERS

The amount results from short-term loans granted by some limited liable partners in the past which were netted with prior years losses attributable to those partners. The loans bear interest of 10% p.a.

6.  SHORT-TERM BORROWINGS

Short-term borrowings comprise:

Current account
   Deutsche Bank, Karlsruhe                                                  $143,945
   Dresdner Bank, Karlsruhe                                                    29,575
Cash in transit                                                                12,376
                                                                             --------
                                                                             $185,896
                                                                             ========

The current accounts bear interest of 10% p.a. at year-end. Average interes rate during the year was 10.25% (from 9.75% to 11.00%). Interest expense was $7,516 for the year. The borrowings are granted under line-of-credit agreements.

According to a blanket assignment agreement between INOVIS and Deutsche Bank dated November 11, 1993 the Company automatically transfers the legal ownership of its accounts receivable to Deutsche Bank as security for all current and future claims of Deutsche Bank.

7.  LOAN FROM SILENT PARTNER

The silent partner, Mittelstandische Beteiligungsgesellschaft Baden-Wurttemberg GmbH, a state owned venture capitalist firm, granted in 1986 a loan of $139,860 for the development of a data base system. The loan bears an interest of 8,25% p.a. The term silent partner is used to indicate that the entity (Mittelstandische Beteiligungsgesellschaft Baden-Wurttemberg) has no say in the running of the business. The silent partnership was terminated effective January 31, 1996 and a new annuity loan bearing interest of 6% p.a. replaced the agreement. The loan is repayable by monthly installments within 3 years.

            INOVIS GmbH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                         Notes to Financial Statements



8.  DUE TO AFFILIATED COMPANIES

The amount is due to INOVISmedia Gesellschaft fur Informatik mbH.

9.  DUE TO PARTNERS

The amount results from short-term loans granted by some limited liable partners in prior years. The loans were matched with losses attributable to those partners and bear interest of 10% p.a.

10.  ACCRUED EXPENSES AND OTHER LIABILITIES

The accrued expenses and other liabilities mainly consist of an accrual for untaken vacation as of year end ($115,664), VAT payables ($48,863), a trade tax payable for the year 1994 ($38,728), social security expenses ($32,820) as well as an accrual for outstanding invoices ($31,224).

11.  COMMITMENTS AND CONTINGENCIES

The Company leases office facilities, furniture and equipment under operating leases with remaining terms of up to seven years. Future minimum lease payments under non-cancellable operating leases are as follows:

Year ending December 31
  1996                                                                       $276,923
  1997                                                                        226,573
  1998                                                                        222,378
  1999                                                                        161,538
  2000                                                                         18,182
  2001                                                                         17,483
  2002                                                                         12,587
thereafter                                                                          -
                                                                             --------
Total minimum lease payments                                                 $935,664
                                                                             ========


            INOVIS GmbH & CO. COMPUTERGESTUTZTE INFORMATIONSSYSTEME

                         Notes to Financial Statements


12.  REVENUES

Revenues were all earned in the Federal Republic of Germany.

13.  INCOME TAXES

Income tax expense for the year ending December 31, 1995:


                                                     Current                Deferred                Total
                                                     -------                --------                -----
Trade income tax                                      $89,144                  0                    89,144

The tax effects of temporary differences between German GAAP and US-GAAP (arising from the application of the percentage of completion method and considering accrued expenses for untaken vacation of the partners) result in a deferred tax asset of $29,000 applying a future tax rate of 57%. A full valuation allowance against this deferred tax asset has been made due to the uncertainty surrounding its realization.


14.   CASH FLOW INFORMATION

The following amounts were paid in 1995:

Interest                                              $29,900
Income taxes                                          $91,852

15.   SUBSEQUENT EVENTS

Effective March 31, 1996 Harbinger Corporation acquired a 100% ownership interest in INOVIS GmbH & Co. Computergestutzte Informationssysteme from the partners by exchanging 140,184 unregistered shares of Harbinger Corporation's common stock for 100% ownership of the partnership.